Exhibit 10.4

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is dated to be effective as of the 16th day of June, 2011 (“Effective Date”) by and between BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for the “Lenders” that are parties to the “Credit Agreement” (as defined below; terms defined in the Credit Agreement shall have the same meanings in this Agreement) and in its capacity as Swingline Lender and L/C Issuer; the Lenders; SUNRISE SENIOR LIVING, INC., a Delaware corporation (the “Company”); certain Subsidiaries of the Company party to the Credit Agreement pursuant to Section 2.14 of the Credit Agreement (together with the Company, collectively the “Borrowers” and each a “Borrower”); each of the undersigned Guarantors; and KEYBANK NATIONAL ASSOCIATION (“KeyBank”). Hereafter, the Borrowers and the Guarantors are collectively referred to as the “Obligors”; and the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer are collectively referred to as the “BOA Credit Parties”, and the Obligors, the BOA Credit Parties, and KeyBank are collectively referred to as the “Parties”.

RECITALS

The Obligors are parties with the BOA Credit Parties to a Credit Agreement dated December 2, 2005 as amended by the First Amendment To Credit Agreement dated March 6, 2006, the Second Amendment To Credit Agreement dated January 31, 2007, the Third Amendment To Credit Agreement dated June 27, 2007, the Fourth Amendment To Credit Agreement dated September 17, 2007, the Fifth Amendment To Credit Agreement dated January 31, 2008, the Sixth Amendment To Credit Agreement dated February 19, 2008, the Seventh Amendment To Credit Agreement dated March 13, 2008, the Eighth Amendment To Credit Agreement dated July 23, 2008, the Ninth Amendment To Credit Agreement dated to be effective as of October 1, 2008 (the “Ninth Amendment”), the Tenth Amendment To Credit Agreement dated to be effective as of December 30, 2008, the Eleventh Amendment To Credit Agreement dated to be effective as of March 20, 2009, the Twelfth Amendment To Credit Agreement dated to be effective as of April 28, 2009, the Thirteenth Amendment To Credit Agreement dated to be effective as of October 19, 2009, and the Fourteenth Amendment To Credit Agreement dated to be effective as of August 31, 2010 (the “Credit Agreement”).

The Obligations of the Obligors are secured by certain pledges, security interests, and liens (collectively, the “BOA Liens”) in and to certain assets (collectively, the “BOA Collateral”)1 of the Obligors and of certain of their Affiliates, all as more particularly described in the Loan Documents, and in various pledges, security agreements, instruments and writings evidencing or establishing the BOA Liens. Without limitation to the foregoing the BOA Collateral includes certain cash collateral (the “BOA Cash Collateral”)2 held on deposit in the “Collateral Deposit Account” and in the “BOA Deposit Account,” as such terms are defined in the Amended And Restated Security Agreement dated September 30, 2010 and the Amended And Restated Deposit Account Security Agreement dated September 30, 2010.

By letter dated June 7, 2011 (the “Termination”), the Borrowers requested the termination of the Aggregate Commitments under the Credit Agreement in accordance with the terms of Section 2.6 of the Credit Agreement, contingent upon the consummation of a new senior credit facility (the “KeyBank Credit Facility”) to be provided to certain of the Obligors by KeyBank.

[1]

For the avoidance of doubt, the defined term “BOA Collateral” does not include any cash or other collateral securing any letters of credit issued by Bank of America, N.A. or any of its affiliates for the account of Sunrise Senior Living Insurance, Inc.

[2]

For the avoidance of doubt, the defined term “BOA Cash Collateral” does not include any cash or other collateral securing any letters of credit issued by Bank of America, N.A. or any of its affiliates for the account of Sunrise Senior Living Insurance, Inc.

As of the Effective Date, there are no unpaid Loans from the Lenders to the Borrowers issued and outstanding pursuant to the Credit Agreement or any of the other Loan Documents. However, the Letters of Credit scheduled on Exhibit A attached hereto (collectively, the “Remaining Letters of Credit”)3 have been issued by the L/C Issuer and remain outstanding.

The Obligors and KeyBank intend to secure the KeyBank Credit Facility with the Obligors’ membership interests in CC3 Acquisition, LLC, a Delaware limited liability company, and all rights pertaining thereto and the proceeds thereof (collectively, the “KeyBank Collateral”). The KeyBank Collateral does not include any of the BOA Collateral and the BOA Collateral does not include any of the KeyBank Collateral. The BOA Credit Parties are unwilling to terminate the BOA Liens against the BOA Collateral until the “Return” (hereafter defined) of all of the Remaining Letters of Credit and all L/C Obligations and any other remaining Obligations have been terminated, paid, and satisfied in full. As used herein, the term “Return” means with respect to any Remaining Letter of Credit that: (a) the original Remaining Letter of Credit has been returned to the L/C Issuer without any drafts having been presented against such Remaining Letter of Credit and with no unpaid and outstanding L/C Obligations existing with respect to such Remaining Letter of Credit; and (b) the L/C Issuer has received a writing from the beneficiary of such Remaining Letter of Credit authorizing the cancellation of the Remaining Letter of Credit by the L/C Issuer.

Accordingly, the Parties have entered into this Agreement in order to facilitate the consummation of the KeyBank Credit Facility and the orderly termination of the BOA Liens against the BOA Collateral.

The Lenders that are signatories to this Agreement constitute in the aggregate the Required Lenders.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Acknowledgments By Obligors. The Obligors acknowledge that: (a) each of the factual statements set forth in the above-stated Recitals is true, accurate and correct; (b) each of the Loan Documents is the valid and binding obligation of each of the Obligors that is a party thereto; (c) the Loan Documents are enforceable in accordance with all stated terms; (d) the Obligors have no defenses, claims of offset, or counterclaims against the enforcement of the Loan Documents in accordance with all stated terms; (e) notwithstanding the Termination, the Obligors will remain liable to the BOA Credit Parties for the payment and satisfaction in full of all L/C Obligations, any L/C Borrowings, the reimbursement of any L/C Advances, the payment of all Letter of Credit Fees, and any other unsatisfied Obligations in accordance with the terms and conditions of the Loan Documents, all of which are intended by the Obligors until satisfied to continue to be secured by the BOA Liens against the BOA Collateral in the same order of priority as enjoyed by the BOA Liens as of the Effective Date.

Section 2. No Further Advances of Loan Proceeds And No Further Issuances of Letters of Letter or Renewals of Remaining Letters of Credit. The BOA Credit Parties and the Obligors agree that

[3]

For the avoidance of doubt, the defined term “Remaining Letters of Credit,” is not intended to include any letters of credit issued by Bank of America, N.A. or any of its affiliates for the account of Sunrise Senior Living Insurance, Inc.

except for any L/C Borrowings that might subsequently arise with respect to the Remaining Letters of Credit there shall be no further advances of any proceeds of any of the Loans and that the L/C Issuer shall not issue any new Letters of Credit or renew or extend the expiration dates of any Remaining Letters of Credit. The BOA Credit Parties further agree that upon the occurrence of an Event of Default, the BOA Credit Parties will first exercise their collection remedies against the BOA Cash Collateral before exercising their collection remedies against any of the other BOA Collateral; provided, however, that there are no legal impediments to the immediate exercise by the BOA Credit Parties of their collection remedies against the BOA Cash Collateral. The BOA Credit Parties and the Obligors acknowledge that KeyBank in extending the KeyBank Credit Facility and in entering into this Agreement is relying upon the agreements of the BOA Credit Parties and the Obligors in this Section 2 of this Agreement and that such reliance by KeyBank is reasonable.

Section 3. BOA Liens. All Parties acknowledge and agree that it is intended that the BOA Liens shall remain in full force and effect and shall enjoy the same lien priorities as in effect on the Effective Date until the Return of all of the Remaining Letters of Credit and the satisfaction in full of any L/C Obligations and any other unsatisfied Obligations. KeyBank acknowledges that the liens securing the KeyBank Credit Facility are not liens against the BOA Collateral (including, without limitation, the BOA Cash Collateral). BOA acknowledges that the BOA Liens are not liens against the KeyBank Collateral. The BOA Credit Parties agree to terminate the BOA Liens promptly after the Return of the Remaining Letters of Credit and the satisfaction in full of any L/C Obligations or other unpaid Obligations, such as the reimbursable expenses of the Administrative Agent, including without limitation the counsel fees of the Administrative Agent. Without limitation to the foregoing, upon the Return of each Remaining Letter of Credit, the Administrative Agent shall refund to the Borrowers that proportionate amount of the BOA Cash Collateral held by the Administrative Agent with respect to such Remaining Letter of Credit as contemplated by the provisions of Section 7(c) of the Amended And Restated Security Agreement dated September 30, 2010.

Section 4. Obligors To Exercise Best Efforts. The Obligors covenant to the other Parties that the Obligors will exercise their good faith best efforts to cause the prompt Return of the Remaining Letters of Credit.

Section 5. Reimbursement Of Expenses Of Administrative Agent. The Obligors agree to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, all reasonable expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Agreement and any other unreimbursed expenses incurred by the Administrative Agent as of the Effective Date, together with any expenses incurred by the Administrative Agent until the final satisfaction of all Obligations and the termination of all BOA Liens.

Section 6. Other Transactions. Notwithstanding anything to the contrary in this Agreement, it is intended by the Parties that the agreement, duties and obligations of the Parties set forth in this Agreement shall relate and pertain solely to the Obligations arising under the Credit Agreement and the Loan Documents, and shall not pertain or relate to any other separate or discreet transactions between any of the BOA Credit Parties and any of the Obligors or their respective Subsidiaries or Affiliates. Without limitation to the foregoing, this Agreement is not intended to pertain to or to have any effect upon any project loans or other financings provided by any of the BOA Credit Parties or their affiliates to any of the Obligors or to their respective Subsidiaries or Affiliates or to any letter of credit facilities or other facilities provided by Bank of America, N.A. or any of its affiliates to or for the account of Sunrise Senior Living Insurance, Inc.

Section 7. Enforceability. This Agreement shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 8. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Agreement shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the Commonwealth of Virginia (excluding, however, conflict of laws principles). Each of the Parties consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Virginia sitting in Fairfax County and of the United States District Court for the Eastern District of Virginia, if a basis for federal jurisdiction exists. Each of the Parties waives any right to object to the maintenance of a suit in either of such courts on the basis of improper venue or inconvenience of forum.

Section 9. RELEASE. IN ORDER TO INDUCE THE CREDIT PARTIES TO ENTER INTO THIS AGREEMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES EACH OF THE CREDIT PARTIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS) WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE LOAN DOCUMENTS, THIS AGREEMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 10. Waiver Of Jury Trial. Each of the Parties agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by it or by any of its successors or assigns, on or with respect to this Agreement, the Obligations (or the administration thereof), or any of the other Loan Documents, or which in any way, directly or indirectly relates thereto, shall be tried by a court and not by a jury. EACH OF THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

Section 11. Counterparts And Delivery. This Agreement may be executed and delivered in counterparts, and shall be fully enforceable against each signatory that executes this Agreement, even if all indicated signatories do not actually execute this Agreement. This Agreement, and the signatures to this Agreement, may be delivered by electronic transmission.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed and delivered by their duly authorized representatives to be effective as of the Effective Date.

BORROWER:

SUNRISE SENIOR LIVING, INC., for itself and for the Designated Borrowers

By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Financial Officer

GUARANTORS:

SUNRISE SENIOR LIVING MANAGEMENT, INC.

By:	/s/ Edward Burnett
	Name:	Edward Burnett
	Title:	Vice President

SUNRISE SENIOR LIVING INVESTMENTS, INC.

By:	/s/ Edward Burnett
	Name:	Edward Burnett
	Title:	Vice President

SUNRISE DEVELOPMENT, INC.

By:	/s/ Edward Burnett
	Name:	Edward Burnett
	Title:	Vice President

SUNRISE SENIOR LIVING SERVICES, INC.

By:	/s/ Edward Burnett
	Name:	Edward Burnett
	Title:	Vice President

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
As Administrative Agent

By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Vice President

LENDER:

BANK OF AMERICA, N.A.., as a Lender, L/C Issuer and Swing Line Lender in its own right and as successor by merger to LaSalle Bank National Association

By:	/s/ Donald R. Nicholson
	Name:	Donald R. Nicholson
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as the Assignee of HSBC BANK USA, N.A. pursuant to an Assignment And Assumption

By:	/s/ Donald R. Nicholson
	Name:	Donald R. Nicholson
	Title:	Senior Vice President

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

LENDER:

PNC BANK NATIONAL ASSOCIATION, as a Lender, in its own right and as successor by merger to Farmers & Merchants Bank

By:	/s/ Jason Schreiber
	Name:	Jason Schreiber
	Title:	Senior Vice President

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

LENDER:

WELLS FARGO BANK, N.A., Successor by Merger to Wachovia Bank, National Association

By:
Name:
Title:

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender in its own right and as successor by merger to First Horizon Bank, formerly a division of First Tennessee Bank, N.A.

By:
Name:
Title:

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

LENDER:

CAPITAL ONE BANK, N.A. as a Lender,

By:	/s/ Jerry Sanofrs
	Name:	Jerry Sanofrs
	Title:	Senior Vice President

Signature Page To Termination Agreement

Dated To Be Effective As Of The 16th Day Of June, 2011

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Amy L. MacLearie
	Name:	Amy L. MacLearie
	Title:	Closing Officer - AVP

EXHIBIT A

Schedule of Remaining Letters of Credit

SUNRISE SENIOR LIVING LETTERS OF CREDIT

June 7, 2011

LC #	EXPIRATION DATE	BENEFICIARY NAME	LC AMOUNT

3030620	11/13/2011	Suffolk County	$56,700.00
3033953	9/30/2011	Arrowwood Indemn	$25,000.00
3052296	9/30/2011	Arrowwood Indemn	$1,725,000.00
3054752	4/22/2012	Writ Limited PA	$361,421.62
3078126	9/30/2011	National Union	$5,845,313.00
3084175	9/14/2011	Argonaut Insurance	$154,000.00
3090844	11/28/2011	Louisville - Jefferson	$12,000.00
3093415	5/30/2012	Liberty Mutual	$4,765,178.00
3096499	9/30/2011	General Electric	$500,000.00

			$13,444,612.62